EXHIBIT 99.1

                       Robocom Systems International Inc.
                                511 Ocean Avenue
                           Massapequa, New York 11758

                                                April 11, 2003

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      Re:  Robocom Systems International Inc.
           Quarterly Report on Form 10-QSB for
           the fiscal quarter ended February 28, 2003

Ladies and Gentlemen:

      Transmitted herewith is a written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                        Very truly yours,

                                        Robocom Systems International Inc.


                                        By: /s/ Irwin Balaban
                                            ------------------------------
                                            Name:  Irwin Balaban
                                            Title: Chief Executive Officer